Exhibit 8.1

List of subsidiary companies
At 31 December 2003

The principal operating subsidiary companies of the Rio Tinto Group are listed in Note 31 on pages 118 to 119 of the 2003 Annual report. The principal intermediate holding companies and group finance companies are as follows:

Company and country	Principal	Class of	Proportion	Group
of incorporation	activities	shares held	of class	interest
			held
			%	%
Australia
Australian Coal Holdings Pty. Limited	Holding company	‘A’ Class Ordinary shares	100	100
		Ordinary shares	100	100
Capricorn Diamonds Limited	Holding company	Class A shares	100	100
		Class B shares	100	100
Comalco Aluminium Limited	Holding company	Ordinary shares	100	100
Hamersley Holdings Limited	Holding company	Ordinary shares	100	100
Kelian Pty. Limited	Holding company	Ordinary shares	100	100
		B Class shares	100	100
North IOC Holdings Pty. Limited	Holding company	Ordinary shares	100	100
North Limited	Holding company	Ordinary shares	100	100
Pacific Aluminium Pty. Limited	Holding company	Ordinary shares	100	100
Peko-Wallsend Ltd	Holding company	Ordinary shares	100	100
Rio Tinto (Commercial Paper) Limited	Finance company	Ordinary shares	100	100
Rio Tinto Finance Limited	Finance company	Ordinary shares	100	100
Rio Tinto Finance (USA) Limited	Finance company	Ordinary shares	100	100
Rio Tinto Investments One Pty Limited	Holding company	Ordinary shares	100	100
Rio Tinto Investments Two Pty Limited	Holding company	Ordinary shares	100	100
Tinto Holdings Australia Pty. Limited	Holding company	Ordinary shares	100	100
		A Class shares	100	100

Bermuda
North Finance (Bermuda) Limited	Finance company	Ordinary shares of USD 1.00 each	100	100
North IOC (Bermuda) Holdings Limited	Holding company	Ordinary shares of USD 1.00 each	100	100
North IOC (Bermuda) Limited	Holding company	Ordinary shares of USD 1.00 each	100	100

Canada
Rio Tinto Canada Inc	Holding company	Class B shares no par value	100	100
		Class C shares no par value	100	100
		Class D shares no par value	100	100
Namibia
Skeleton Coast Diamonds Limited	Holding company	Shares of NAD 2.00 each	100	100

Netherlands
Rio Tinto Eastern Investments BV	Holding company	Shares of EUR 454.00 each	100	100
Rio Tinto Holdings BV	Holding company	Shares of EUR 454.00 each	100	100

South Africa
Palabora Holdings Limited	Holding company	Shares of ZAR 1.00 each	57.73	57.73

United Kingdom
Rio Tinto Aluminium Holdings Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Rio Tinto Australian Holdings Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Rio Tinto Brazilian Holdings Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Rio Tinto Brazilian Investments Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Rio Tinto Escondida Investments Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Rio Tinto Finance Holdings Limited	Finance company	Ordinary shares of GBP 1.00 each	100	100
		Preference shares of AUD 100.00 each	100	100
Rio Tinto European Holdings Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Rio Tinto Finance plc	Finance company	Ordinary shares of GBP 1.00 each	100	100
		Ordinary shares of USD 1.00 each	100	100
Rio Tinto Indonesia Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Rio Tinto International Holdings Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Rio Tinto Investments Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Rio Tinto Lihir Holdings Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Rio Tinto Metals Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Rio Tinto Minerals Development Limited	Holding company	Ordinary shares of GBP 0.25 each	100	100
Rio Tinto Namibian Holdings Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Rio Tinto Overseas Holdings Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Rio Tinto Pacific Holdings Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
		Preference shares of AUD 1.00 each	100	100
Rio Tinto South East Asia Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Rio Tinto Talc Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Rio Tinto Two Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Rio Tinto Western Holdings Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Tinto Channel Islands Limited	Holding company	Ordinary shares of USD 1.00 each	100	100
Tinto Holdings Jersey Limited	Holding company	Ordinary shares of USD 1.00 each	100	100
Tinto Investments Europe Limited	Holding company	Ordinary shares of GBP 1.00 each	100	100
Tinto Jersey Limited	Holding company	Ordinary shares of USD 1.00 each	100	100

United States of America
Kennecott Energy and Coal Company	Holding company	Common shares of USD 0.01	100	100
Kennecott Holdings Corporation	Holding company	Common shares of USD 0.01	100	100
Kennecott Land Company	Holding company	Common shares of USD 0.01	100	100
Kennecott Minerals Holdings Company	Holding company	Common shares of USD 0.01	100	100
Kennecott Utah Copper Corporation	Holding company	Common shares of USD 0.01	100	100
Rio Tinto America Holdings Inc	Holding company	Common shares of USD 0.01	100	100
Rio Tinto America Inc	Holding company	Common shares of USD 100.00	100	100

Zimbabwe
Rio Zimbabwe Holdings Limited	Holding company	Shares of ZAD 1.00	100	100
Tinto Holdings Zimbabwe Limited	Holding company	Shares of ZAD 1.00	100	100